               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 26, 2000


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other               (Commission File   (IRS Employer
jurisdiction of               Number)            Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400

Item 5.   Other Events.

          On April 26, 2000, Allegheny Energy, Inc. issued a news release reporting first-quarter 2000 earnings. The news release with is filed herewith as Exhibit
          99.1.  The earnings release is filed herewith as
          Exhibit 99.2.

Item 7    Exhibits

          Ex. 99.1       News Release dated April 26, 2000.
          Ex.  99.2      Allegheny Energy Earnings First Quarter 2000


                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  April 27, 2000          By:  /s/ Thomas K. Henderson
                                Name:    Thomas K. Henderson
                                Title:   Vice President and General Counsel

                         EXHIBIT INDEX


Item No. 7    Exhibit

              Ex.  99.1       News  Release dated April 26, 2000.
              Ex.  99.2       Allegheny Energy  Earnings  First Quarter 2000.